SUPPLEMENT dated August 24 , 1998
                              To Prospectuses of
                             Defined Asset Funds:
                             --------------------
                            Florida Insured Series
                           Florida Insured Series 2
                           Municipal Insured Series
                          Municipal Insured Series 2
                            Municipal State Series
                           Municipal State Series 3
                           Municipal State Series 4
                            New York Insured Series

Sales Charge.  The sales charge on Units of this Fund has been reduced.

The maximum sales charge (up-front and deferred combined) for Units is $30 per Unit until the final deferred sales charge installment is deducted. This sales charge may be more or less than 2.9% depending on the net asset value of the Units.

Units purchased after the deduction of the final deferred sales charge installment will be subject to the following schedule:

                             Maximum Sales Charge
                             --------------------

                                       As % of                As % of
                                      Net Amount               Public
Time to Maturity                       Invested            Offering Price
----------------                      ----------           --------------
15 Years or Longer                      2.987%                 2.90%
8 Years to less than 15 Years           2.828                  2.75
4 Years to less than 8 Years            2.564                  2.50
1 Year to less than 4 Years             1.523                  1.50
6 Months to less than 1 Year            0.503                  0.50
Less than 6 Months                      0                      0

The maximum sales charge is reduced further if you invest at least $100,000, as follows:

                                           Percentage
                                           Of Maximum
Amount Invested                           Sales Charge
---------------                           ------------
Less than 100,000                             100%
$100,000-$249,999                              90
$250,000-$499,999                              85
$500,000-$999,999                              75
$1,000,000 or More                             65

Selling dealers receive 65% of the sales charge.

Revised Sponsors' Fees. The Sponsors receive annual fees to reimburse the Sponsors for their costs of providing portfolio supervision, bookkeeping and administrative services and for any other expenses properly chargeable to the Fund. The fees for these services have been combined and currently total $0.45 per $1,000 face amount a year. While these fees may exceed the costs and expenses for this Fund, the total of these fees from all Defined Asset Funds will not exceed the aggregate costs and expenses for all Funds for any calendar year.